July 30-31, 2024 INVESTOR PRESENTATION Exhibit 99.1

CERTAIN IMPORTANT INFORMATION CAUTION REGARDING FORWARD LOOKING STATEMENTS This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the Corporation’s financial condition, liquidity, results of operations, future performance and business. These forward-looking statements are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those that are not historical facts. Forward-looking statements include statements with respect to beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions that are subject to significant risks and uncertainties and are subject to change based on various factors (some of which are beyond the Corporation’s control). Forward-looking statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “forecasts,” “intends,” “plans,” “targets,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would” and “could.” The Corporation’s actual results may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance. Such known and unknown risks, uncertainties and other factors that could cause the actual results to differ materially from the statements, include, but are not limited to, (i) adverse changes or conditions in capital and financial markets, including actual or potential stresses in the banking industry; (ii) changes in interest rates; (iii) changes in general business, industry or economic conditions or competition; (iv) changes in any applicable law, rule, regulation, policy, guideline or practice governing or affecting financial holding companies and their subsidiaries or with respect to tax or accounting principles or otherwise; (v) higher than expected costs or other difficulties related to integration of combined or merged businesses; (vi) the effects of business combinations and other acquisition transactions, including the inability to realize our loan and investment portfolios; (vii) changes in the quality or composition of our loan and investment portfolios; (viIi) adequacy of loan loss reserves; (ix) increased competition; (x) loss of certain key officers; (xi) deposit attrition; (xii) rapidly changing technology; (xiii) unanticipated regulatory or judicial proceedings and liabilities and other costs; (xiv) changes in the cost of funds, demand for loan products or demand for financial services; and (xv) other economic, competitive, governmental or technological factors affecting our operations, markets, products, services and prices. Such developments could have an adverse impact on the Corporation's financial position and results of operations. For more information about factors that could cause actual results to differ from those discussed in the forward-looking statements, please refer to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of and the forward-looking statement disclaimers in the Corporation’s annual and quarterly reports filed with the Securities and Exchange Commission. The forward-looking statements are based upon management’s beliefs and assumptions and are made as of the date of this presentation. Factors or events that could cause the Corporation’s actual results to differ may emerge from time to time, and it is not possible for the Corporation to predict all of them. The Corporation undertakes no obligation to publicly update or revise any forward-looking statements included in this presentation or to update the reasons why actual results could differ from those contained in such statements, whether as a result of new information, future events or otherwise, except to the extent required by law. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this presentation might not occur and you should not put undue reliance on any forward-looking statements. NON-GAAP FINANCIAL MEASURES This report contains references to financial measures that are not defined in GAAP. Management uses non-GAAP financial information in its analysis of the Corporation’s performance. Management believes that these non-GAAP measures provide a greater understanding of ongoing operations, enhance comparability of results of operations with prior periods and show the effects of significant gains and charges in the periods presented. The Corporation’s management believes that investors may use these non-GAAP measures to analyze the Corporation’s financial performance without the impact of unusual items or events that may obscure trends in the Corporation’s underlying performance. This non-GAAP data should be considered in addition to results prepared in accordance with GAAP, and is not a substitute for, or superior to, GAAP results. Limitations associated with non-GAAP financial measures include the risks that persons might disagree as to the appropriateness of items included in these measures and that different companies might calculate these measures differently. Non-GAAP measures reflected within the presentation include: Tangible common equity/tangible assets, Return on average tangible common equity, Net interest margin (fully tax equivalent basis), Efficiency ratio (fully tax equivalent) and Tangible book value per share.

CNB FINANCIAL CORPORATION (1) Based on 20,998,117 share count reported as of June 30, 2024, in July 18, 2024 Earnings Release and the July 25, 2024 closing stock price ($26.14) (2) “ROAA” means Return on Average Assets (3) “ROATCE” means Return on Average Tangible Common Equity and is a non-GAAP financial measure - see Appendix for reconciliation. Return on Average Equity for six months ended June 30, 2024 was 8.86% (4) “NPAs” means Nonperforming Assets Holding Company for CNB Bank (Clearfield, PA), serving the community since 1865 52 full-service offices, 1 drive-through location, 1 mobile office and 3 loan production offices across Pennsylvania, New York, Ohio and Virginia CNB Bank’s regional divisions (all under one charter) include CNB Bank (Central and North Central PA); FCBank (Central OH), ERIEBANK (Northeast OH & Northwest PA), BankOnBuffalo (Western NY), Ridge View Bank (Southwest, VA), and Impressia Bank, which operates across our entire footprint Nasdaq: CCNE & CCNEP Market Capitalization: ~$549 million(1) FINANCIAL HIGHLIGHTS (As of 6/30/24) Assets: $5.9 billion Deposits: $5.1 billion Loans: $4.5 billion 2024 YTD ROAA(2): 0.89% 2024 YTD ROATCE(3): 9.85% NPAs/Assets(4): 0.62%

Return on average tangible common equity(2) INVESTMENT ACCRETION AND RETURNS Tangible book value per share(1) +8.1% Tangible Book Value per Share CAGR 2014 – 2024 YTD (1) Return on average tangible common equity and tangible book value per share are non-GAAP financial measures – see Appendix for reconciliations; Average equity includes both common and preferred equity in periods following the 2020 preferred equity issuance (2) Diluted earnings per share includes merger costs in 2019 and merger costs, FHLB prepayment penalties and branch closure costs in 2020. Note: “CAGR” means Compound Annual Growth Rate. “LTM” means last twelve months. Diluted Earnings per common share(2)

Legacy bank of the organization founded in 1865 19 full-service offices serving Clearfield, Centre, McKean, Elk, Jefferson, Cambria, Indiana and Blair counties in PA Central and North Central PA focus Opened 2005 Comprised of two premium franchises Legacy market with 8 full-service offices serving Erie, Crawford & Warren counties in PA Growth market with 4 full-service offices serving Lake, Ashtabula, & Cuyahoga counties in OH, including the city of Cleveland Opened in 2013 with the acquisition of FC Banc Corp. in Bucyrus, OH 7 full-service offices serving the greater-Columbus metro area and Central OH Opened in 2016 serving the Greater Buffalo market Currently 11 full-service offices, 1 loan production office, 1 mobile office and 1 drive through location Further expansion into Rochester market in 2024 with first full-service office Established 2021 Currently 2 loan production office and 2 full-service offices Expect to have 6 to 8 locations within the next 5 years and become a meaningful contributor to overall growth Focus on a planning-based approach for families and commercial customers Seamless partnership with Private Banking in providing customers with a broad array of competitive solutions Established in 2023 Extending beyond traditional business banking offerings, clients have access to resources related to accelerating their business, developing appropriate business strategies, and establishing a community of women who supports one another Operates within the existing geographic footprint of each of CNB Bank’s five other divisions, and strategically expands beyond those borders utilizing an online presence UNIQUE MULTI-STATE, MULTI-BRAND MODEL

FRANCHISE MILESTONES

1865
County National Bank of Clearfield Established

1934
Reorganized Through a Stock Offering to Existing Depositors

1984
CNB Financial Corporation Holding Company Organized

2005
ERIEBANK Formed

2013
Acquisition of FC Banc Corp. in Bucyrus, OH

2015
150th Anniversary Celebration

2016
BankOnBuffalo Formed in Buffalo, NY & Acquisition of Lake National Bank

2020
Acquisition of Bank of Akron

2021
Ridge View Bank Formed in Roanoke, VA

2022
Michael Peduzzi Becomes CEO of CNB Bank and CNB Financial Corp. in July and December 2022, Respectively

2023
Impressia Bank is Formed (Women-Focused Bank Brand)

2024
Jeffrey Powell Named Chairperson of the Board Effective 1/1/24

Common Equity Capital Raise of $34.5M Acquisition of FC Banc Corp. in Bucyrus, OH $50.0M Sub-Debt Raise Acquisition of Lake National Bank Acquisition of Bank of Akron Preferred Equity Capital Raise of $60.4M $85.0M Sub- Debt Raise 2010 2016 2020 2021 $ in Billions +11.7% Total Assets CAGR Since 2005 Note: CAGR based on the period from December 31, 2005, through June 30, 2024 At-The-Market Capital Raise of $20.0M 2017 Common Equity Capital Raise of $100.0M 2022 ASSET GROWTH AND KEY CAPITAL ACTIVITIES 2013

WEALTH & ASSET MANAGEMENT FINANCIAL TRENDS AUM CAGR = 6.5% (1) Revenue CAGR = 8.6% (1) Long-term growth and increased revenue based on leveraging expansion of footprint into higher growth markets As of June 30, 2024, AUM included approximately $409.1 million in on balance sheet money market deposits Continued investment in technology leads to superior client and advisor experience Provides diversification in CNB’s revenue stream while supporting a broader spectrum of customer needs Assets under management (“AUM”) ($M) & revenue ($000) (1) CAGR based on the period from December 31, 2020, to June 30, 2024. (2) AUM as of June 30, 2024; Revenue includes last twelve months.

CONSOLIDATED CAPITAL POSITION (1) Capital as of June 30, 2024. (2) Tangible common equity / Tangible assets is a non-GAAP financial measure - see Appendix for reconciliation (3) Proforma adjustments include adjustments for pre-tax and after-tax unrealized losses on the available-for-sale and held-to-maturity securities portfolios as of June 30, 2024. Note: “AOCI” means Accumulated Other Comprehensive Income. ACTUAL (6/30/24)(1)(2) PROFORMA AOCI IMPACT (6/30/24)(3) Capital levels remain strong on an actual and proforma basis The Corporation repurchased 23,988 shares of common stock at a weighted average price of $18.38 per share, during the six months ended June 30, 2024; remaining capacity under the current program was 149,553 shares / $8.0 million as of June 30, 2024

DIVIDEND HISTORY Historical dividend per common share The Corporation’s long, uninterrupted history of dividends to its common shareholders reflects a key component of its Total Shareholder Return Dividend yield of 3.43% as of June 30, 2024 Dividend payout ratio of 32% as of the six months ended June 30, 2024

Long-term growth in deposits driven primarily by growth in checking and savings account relationships Approximately 5.8% CAGR from December 31, 2020, in Non-Int. Deposits Demand deposits strengthened by C&I and Treasury Management customer relationships Time deposits represented 10.1% of total deposits as of June 30, 2024 Brokered deposits represented 3.6% of total deposits as of June 30, 2024 Highlights DEPOSIT MIX 6/30/24 deposit mix Average Cost of Interest-Bearing Deposits (1) CAGR based on the period December 31, 2020, through June 30, 2024

UNINSURED DEPOSITS AND LIQUIDITY Well diversified and granular deposit base comprised of a combination of consumer, small business, commercial and public funds with an average deposit balance per account at CNB Bank of approximately $33 thousand Substantial available liquidity, which is well in excess of uninsured deposits Decrease in uninsured and adjusted uninsured deposits driven primarily by conversions to IntraFi ICS and Reich & Tang reciprocal deposit products Uninsured deposits Available Liquidity (1) Adjustments to Uninsured Deposits include the exclusion of collateralized deposits and affiliate deposits (2) Availability contingent on the FHLB activity-based stock ownership requirement (3) Includes access to discount window, BIC program and Bank Term Funding Program (4) Availability contingent on internal borrowing guidelines and Availability contingent on correspondent bank approvals at time of borrowing

Investment portfolio comprised of 54.0% available-for-sale and 46.0% held-to-maturity as of June 30, 2024, as part of a strategy to mitigate volatility in tangible common equity Overall low credit risk profile with 80.4% of the portfolio comprised of government or government sponsored securities and residential & multi-family mortgage securities issued by government or government sponsored entities, as of June 30, 2024 Shorter portfolio modified duration of 4.39 years enables CNB to reinvest cash flows to capitalize on higher interest rates SECURITIES PORTFOLIO 6/30/24 investment portfolio detail HIGHLIGHTS (1) Accumulated other comprehensive income (loss), “AOCI” amounts included in the amount presented under Total Net Unrealized Losses. These AOCI amounts are calculated using a tax rate of 21%.

Long term loan growth driven primarily by increases in Commercial and Residential across our diversified markets Excluding net PPP loans and syndicated loans, loans grew $66.0 million, or 3.0% (annualized), from December 31, 2023, to June 30, 2024 CNB views commercial lending as its competitive advantage and remains focused on this portfolio by hiring and retaining experienced loan officers Continued focus on adhering to disciplined pricing and credit quality standards LOAN PORTFOLIO COMPOSITION 6/30/24 Loan portfolio Composition observations (1) CAGR based on the period December 31, 2020, through June 30, 2024

ADDITIONAL LOAN PORTFOLIO DETAIL Well diversified Commercial & Industrial (“C&I”) portfolio with no single industry greater than 18% of total C&I portfolio CNB has proven C&I underwriting practices and strong loan loss history Commercial Mortgage portfolio is also well diversified with no single segment greater than 23% of the total Commercial Mortgage portfolio, and with the Commercial Office segment representing less than 10% of the total Commercial Mortgage portfolio C&I Detail (6/30/24) Commercial mortgage detail (6/30/24) (1) (1) Does not include construction loans

COMMERCIAL OFFICE PORTFOLIO 6/30/24 Commercial Office Loan Portfolio Commercial office loans outstanding consisted of 116 loans, totaling $118.7 million, or 2.65%, of total loans outstanding No nonaccrual commercial office loans outstanding The average outstanding balance per commercial office loan was $1.0 million The Corporation had no commercial office loan relationships considered by banking regulators to be a high volatility commercial real estate credit Markets Breakdown (6/30/24)(1) Additional Detail As of 6/30/24 (1) Markets are based upon metropolitan statistical areas. $119M

ADDITIONAL COMMERCIAL MORTGAGE DETAIL Lodging (6/30/24)(1) (1) Markets are based upon metropolitan statistical areas. Office (6/30/24)(1) Multi-family (6/30/24)(1) Consists of 116 loans, totaling $118.7 million, or 2.65% of total loans outstanding. There were no nonaccrual commercial office loans. The average outstanding balance per loan was $1.0 million. Consists of 171 loans, totaling $298.7 million, or 6.67% of total loans outstanding. There were no nonaccrual commercial lodging loans. The average outstanding balance per loan was $1.7 million. Consists of 217 loans, totaling $281.6 million, or 6.29% of total loans outstanding. Nonaccrual multi-family loans totaled $541 thousand, or 0.19% of total multi-family loans outstanding. The average outstanding balance per loan was $1.3 million.

CONSERVATIVE CREDIT CULTURE 6/30/24 nonaccrual loans by type Historical asset quality Historical NPAs/Assets & Ncos/Loans (1) NCOs-Bank Only excludes Holiday Financial Services Note: “NCOs” means Net Charge-Offs. “ACL” means Allowance for Credit Losses. (1)

CREDIT QUALITY NONPERFORMING ASSETS TO TOTAL ASSETS NET CHARGE-OFFS TO LOANS ALLOWANCE FOR CREDIT LOSSES to NONACCRUAL LOANS

(1) CAGR based on the period from December 31, 2020, to June 30, 2024. FINANCIAL TRENDS Total Assets ($M) Total Gross Loans ($M) Total Deposits ($M) CAGR = 6.5% CAGR = 8.5% CAGR = 5.9%

Return on average equity(1) (1) Return on average assets, return on average equity, and diluted earnings per share include merger costs, FHLB prepayment penalties and branch closure costs in 2020. EARNINGS TRENDS Diluted Earnings per share(1) Return on average assets(1)

EARNINGS TRENDS Net Interest Margin(2) Efficiency Ratio(1)(2) (1) Efficiency ratio includes merger costs, FHLB prepayment penalties and branch closure costs in 2020. (2) Net interest margin fully tax equivalent and efficiency ratio fully tax equivalent are non-GAAP financial measures – see Appendix for reconciliations.

NON-GAAP RECONCILIATION This presentation contains references to financial measures that are not defined in GAAP. Management uses non-GAAP financial information in its analysis of the Corporation’s performance. Management believes that these non-GAAP measures provide a greater understanding of ongoing operations, enhance comparability of results of operations with prior periods and show the effects of significant gains and charges in the periods presented. The Corporation’s management believes that investors may use these non-GAAP measures to analyze the Corporation’s financial performance without the impact of unusual items or events that may obscure trends in the Corporation’s underlying performance. This non-GAAP data should be considered in addition to results prepared in accordance with GAAP, and is not a substitute for, or superior to, GAAP results. Limitations associated with non-GAAP financial measures include the risks that persons might disagree as to the appropriateness of items included in these measures and that different companies might calculate these measures differently. A reconciliation of these non-GAAP financial measures is provided below (dollars in thousands, except per share data).

NON-GAAP RECONCILIATION

NON-GAAP RECONCILIATION

NON-GAAP RECONCILIATION